UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2004


                                SPAR Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-27824                    33-0684451
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(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)               File No.)               Identification No.)


580 White Plains Road, Tarrytown, New York                               10591
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (914) 332-4100


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

     On August 31, 2004, SPAR Group, Inc. (the "Company"), received a notice from the Nasdaq National Market (the "Notice") that they are no longer in compliance with the requirement that the price of its listed shares remain at $1.00 per share for continued listing of such stock on the Nasdaq National Market, as well as the requirements for a minimum $10 million shareholders' equity and $5 million market value of publicly held shares.

     The notification said the Company has been granted 180 calendar days, or until February 28, 2005, to comply with the $1.00 per share requirement and 90 calendar days, or until November 29, 2004, to regain compliance with the market value requirement. The notification also said Nasdaq will conduct a review of the company's eligibility for compliance with the equity requirement.

     On September 3, 2004, the Company issued as press release, attached to this Current Report on Form 8-K (the "Report") as Exhibit 99.1, reporting that it had received the Notice and the response anticipated by the Company.

     The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

      (a)  Exhibits

           99.1    Press Release dated September 3, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 7, 2004

                                   SPAR Group, Inc.



                                   By: /s/ Charles Cimitile
                                       -----------------------------------------
                                       Name:  Charles Cimitile
                                       Title: Chief Financial Officer


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                                  Exhibit Index

                  Exhibit No.         Description
                  -----------         -----------

                  99.1                Press Release dated September 3, 2004